Exhibit 99.1 st 1 QUARTER 2026 Biomea Fusion Corporate Presentation 1

Legal disclaimer & forward-looking statements Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future business and financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, including our expected cash runway, the initiation, timing and results of pending or future preclinical studies and clinical trials, the actual or potential actions of the U.S. Food and Drug Administration (FDA), the status and timing of ongoing research, development and corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations and any statements of expectation or belief regarding future events, potential markets or market size, or technology developments. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Transforming diabetes and obesity with novel oral medicines Biomea Fusion founded in 2017 (public in 2021; NASDAQ: BMEA ) Clinical-stage company advancing two differentiated metabolic investigative programs ICOVAMENIB Potential first-in-class oral menin inhibitor - the control switch to beta cell restoration Restores functional beta-cell mass to address disease biology in type 2 diabetes • Increased insulin production and synergy with GLP-1 shown in preclinical models • Durable HbA1c reduction and C-peptide increase through 52 weeks after a 12-week course in the first Phase II trial in T2D patients failing standard of care • Two Phase II studies underway with 26 weeks primary endpoint data anticipated in 4Q 2026 with the potential to address over 10M U.S. T2D diabetes patients Critical unmet need: 1/3 of all diabetes patients fail standard of care and progress to insulin dependence 1-3 driving complications such as kidney disease, nerve damage, vision loss, and cardiovascular issues. BMF-650 Next-generation oral GLP-1 receptor agonist Designed for consistent exposure, higher bioavailability and improved tolerability with scalable weight reduction • Improved bioavailability, better plasma protein binding, greater oral exposure with lower variability • Demonstrated weight reduction and generally well tolerated in preclinical models • Phase I clinical study in obese healthy volunteers ongoing with 28-day weight reduction data anticipated in 2Q 26, aiming to address over 100M U.S. obese patients Critical unmet need: Real world evidence indicates that up to 70% of patients on currently available GLP-1 based therapies drop out 4 within the first year due to gastrointestinal adverse events and other tolerability considerations. Biomea funded through key clinical readouts for icovamenib and BMF-650 into Q1 of 2027. 3 1.Scherer et al., Scientific Reports, 2020; 2. Nichols et al., Diabetes Care, 2015; 3.UKPDS Group. Lancet, 1998; 4. Prime Therapeutics & Magellan Rx Management, 2023 real-world claims analysis.

Biomea Fusion pipeline – targeting diabetes & obesity

Biomea Fusion retains full worldwide rights across all programs

Program	Indications	Pre-clinical	Phase I	Phase II	Phase III	Key Catalysts
ICOVAMENIB	Type 2 diabetes Patients with Insulin-deficiency	COVALENT-211 (study initiated)				Phase II 26-week data (primary endpoint) anticipated **4Q 2026**
ICOVAMENIB	Type 2 diabetes Patients not controlled on GLP-1-based therapies	COVALENT-212 (study initiated)				Phase II 26-week data (primary endpoint) anticipated **4Q 2026**
ICOVAMENIB	Type 2 diabetes Patients – all comers	COVALENT-111 (study completed)				52-week follow-up data presented **4Q 2025**
	Type 1 diabetes Patients – all comers	COVALENT-112 (study completed)				52-week follow-up data expected in **Q2 2026**
BMF-650	Obesity	GLP-131 (study enrolling)				Phase I weight reduction data expected **Q2 2026**

4

ICOVAMENIB

Potential first-in-class menin inhibitor aimed to restore functional beta-cells

Aims to serve a significant unmet need for millions of diabetes patients failing on standard of care

Icovamenib is developed to:

- Employ and enhance body's natural response to hyperglycemia as evidenced in pregnancy
- Conditionally drive beta-cell proliferation and activity only in presence of high glucose levels
- Enhance GLP-1 efficacy by upregulating GLP-1 receptors on the beta-cell surface
- Target beta-cell restoration and potentially delay or prevent onset of end-stage disease biomea FUSION

Severe insulin-deficient diabetes patients after 12-weeks of dosing



TREATMENT
OFF-TREATMENT
Mean Change HbA1c (%)
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
0.1
0.3
-0.3
-0.5
-0.8
-1.2
P=0.01
0
8
12
26
36
42
52
Week
Pooled Placebo (N=12)
icovamenib (N=10)
-0.5% threshold for clinical significance
CMS Clinical Endpoints Review (2024)

GLP-1 RA uncontrolled diabetes patients after 12 weeks of dosing



TREATMENT
OFF-TREATMENT
Mean Change HbA1c (%)
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
1.1
0.1
0.6
-0.3
-0.7
-1.2
P=0.05
0
8
12
52
Weeks
Pooled Placebo (N=4)
icovamenib (N=12)
-0.5% threshold for clinical significance
CMS Clinical Endpoints Review (2024)

Post-hoc analysis of patients on GLP-1 based therapy not achieving stable HbA1c <7% at enrollment (9 months after last dose)

Early signs of clinical activity with 12 weeks of dosing in diabetes patients failing standard of care therapies

5

Two transformative phase II trials ongoing
Near term readouts expected in 4Q 2026

biomea FUSION

ICOVAMENIB

Phase IIa completed and proposed mechanism supported

- Persistent 52-week HbA1c reduction after 12 weeks of treatment
- Increased C-peptide OFF DRUG in both responding patient populations validating mechanism of action of restored beta-cell mass
- Go-forward regimen generally well-tolerated

Two Phase II trials underway

COVALENT-211

Insulin-deficient T2D failing standard of care

- Enrollment ongoing
- 26-week topline data expected 4Q 2026

COVALENT-212

T2D inadequately controlled on GLP-1 therapy

- Enrollment ongoing
- 26-week topline data expected 4Q 2026

6

Diabetes patients are poorly controlled with over 7M US patients currently needing insulin as a last resort biomea FUSION

Icovamenib targets beta-cell restoration and may delay or prevent onset of end-stage disease



80% **of people with diabetes will die from the disease[1]**

The end-stage in the evolution of diabetes is insulin-dependence, which drives complications such as kidney disease, nerve damage, vision loss, and cardiovascular issues.

12-14 years **of life lost from diabetes[2]**

Diabetes today remains poorly controlled in 50% of patients treated with standard of care agents[3] The burden to the healthcare system is immense. There is no current therapy except for insulin replacement

60+ **Approved therapies are not adequately resolving the growing problem of type 2 diabetes.**

No current therapy restores beta-cell function


38M
PEOPLE IN THE US WITH DIABETES[4]
35M
PEOPLE IN US WITH T2D[5]
7M
PEOPLE IN US WITH T2D USING INSULIN[6]

1.Tabish Int J Health Sci. 2007 Jul;1(2):V-VIII.
2.National library of Medicine 1(2); 2007 Jul PMC3068646
3.Zohu Lancet 2024; 404: 2077–93
4. CDC, Natl. Diabetes Stat. Rep., 2022
5. ADA, Standards of Care in Diabetes, Diabetes Care, 2024
6. Ahlqvist, Lancet Diabetes Endocrinol., 2018

7

BMF-650

Oral GLP-1 RA developed for improved patient friendly tolerability

Aims to serve a significant unmet need with millions of obese Americans dropping off the available GLP-1 RAs agents within the first year[1]

BMF-650 is developed to:

- Built on the orforglipron scaffold with key structural improvements
- Greater oral exposure and bioavailability with lower variability observed in preclinical models
- Higher plasma protein binding supporting better tolerability
- Potential for simplified dose escalation schedule with generally well-tolerated safety profile


~15% Body Weight Reduction
in 28-day Obese Monkey Study
% change from baseline
0
-5
-10
-15
-20
Time (day)
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
Day 8
-2.30%
-4.77%
-7.48%
Day 15
-2.70%
-7.54%
-10.66%
Day 22
-2.80%
-10.20%
-13.49%
Day 29
-3.40%
-12.31%
-15.18%

1. Prime Therapeutics & Magellan Rx Management, 2023 real-world claims analysis.

8

ICOVAMENIB Biology, mechanism of action & preclinical findings

ICOVAMENIB | PRECLINICAL

biomea FUSION

Icovamenib's mechanism of action

Icovamenib promotes selective and partial reduction in menin levels

Lowering menin levels releases the break on beta cell proliferation and GLP-1 and GLP-1 receptor expression

Induction of beta cell proliferation


Pancreatic islet

IMPROVED BETA CELL MASS & FUNCTION

- ↑ Increase in insulin
- ↓ Decrease in blood glucose

Increased expression of

- **GLP-1**
- **GLP-1 receptor**

IMPROVED INCRETIN EFFECTS

- ↑ Synergistic with GLP-1 based therapies
- ↑ Improved beta cell function
- ↓ Decrease in blood glucose
- ↓ Potential for weight loss
- ↑ Potential for lean mass/muscle preservation

10

ICOVAMENIB | PRECLINICAL Icovamenib increased beta cell quantity, function & GLP-1 receptor expression following a short treatment period Improved beta cell mass and function BUILDING OF THE ICOVAMENIB MATURATION OF BETA CELL POOL BETA CELL POOL Dosing Follow-up period Long-term follow-up 12 weeks additional 14 period additional 26 Use of icovamenib weeks weeks for patients failing standard of care INSULIN FURTHER DECREASE INSULIN DECREASE IN BETA DEPENDENCE IN BETA CELL MASS DEPENDENCE CELL MASS Diagnosis of Type 2 Diabetes 1/3 of Type 2 Diabetes patients Use of standard of end up on insulin care agents 11

ICOVAMENIB | PRECLINICAL

biomea FUSION

EASD 2025 VIENNA

Icovamenib downregulated menin protein levels & promoted beta cell proliferation in ex vivo human islet cultures

MENIN LEVELS DOWNREGULATED


Day 1
(8 mM glucose)
Day 8
Protein analysis
human islets
DMSO
Icovamenib
Donor 1
L 0 100 300 : Icovamenib (nM)
66
Menin (67kD)
Vinculin
Donor 2
L 0 100 300 : Icovamenib (nM)
66
Menin (67kD)
Vinculin
Menin protein remaining (%)
120
100
80
60
40
20
0
100
69
48
0 100 300 : Icovamenib
100
83
62
0 100 300 : Icovamenib

Donor 1: 49-yo male, 167 lbs, BMI 24.5, HbA1C 5.0%

Donor 2: 66-yo male, 248 lbs, BMI 33.7, HbA1C 5.9%

*normalized to vinculin/loading control

ICOVAMENIB CONDITIONALLY PROMOTED BETA CELL PROLIFERATION ONLY UNDER HYPERGLYCEMIC CONDITIONS


Standard Glucose (5.5 mM)
High Glucose (8 mM)
Day 14
Day 21
Day 14
Day 21
$EdU^+ NKX6.1^+ / NKX6.1^+$ %
0.3
0.2
0.1
0.0
*
DMSO
0.075 μM
0.15 μM
0.3 μM
Icovamenib
Harmine 10 μM

12

ICOVAMENIB | PRECLINICAL ICOVAMENIB | PRECLINIAL Icovamenib enhanced GLP-1 receptor & insulin expression and demonstrated potential synergy in combination with semaglutide ex vivo Culture 7 days under glucotox conditions (8mM glucose) Cadaver derived • Gene expression & Protein analysis human islets • Glucose Stimulated Insulin Secretion -/+ Semaglutide (200nM) ICOVAMENIB INCREASED GLP-1 RECEPTOR ICOVAMENIB IN COMBINATION WITH SEMAGLUTIDE AND INSULIN EXPRESSION INCREASED GLUCOSE-STIMULATED INSULIN SECRETION GLP-1 Receptor Insulin 13 13

ICOVAMENIB WITH GLP-1RA Combination treatment of icovamenib & low-dose semaglutide reduced food intake & body weight APPETITE SUPPRESSION BODY WEIGHT REDUCTION ❑ SUPERIOR APPETITE SUPPRESSION WITH ABOUT 10% GREATER BODY WEIGHT REDUCTION THAN LOW-DOSE SEMAGLUTIDE ALONE ❑ THE OBSERVED BODY WEIGHT REDUCTION WAS PRIMARILY DUE TO FAT MASS LOSS WITH PRESERVATION OF LEAN MASS 14

ICOVAMENIB Potential first-in-class oral menin inhibitor clinical study results

ICOVAMENIB | COVALENT-111 Baseline demographics & characteristics Per Protocol Population* on 1 or More Antihyperglycemic Agents at Baseline (N=163) Arm C Arm A Arm B Combined Arms Combined Arms icovamenib Parameter icovamenib icovamenib (8 wks 100 mg QD then 4 icovamenib placebo (8 wks 100mg QD) (12 wks 100 mg QD) Mean (SD) or % wks of 100 mg BID) (N=114) (N=49) (N=45) (N=36) (N=33) Age (yr) 55 (7) 56 (6) 51 (10) 54 (8) 55 (7) Duration of T2D Diagnosis (yr) 4.3 (1.8) 4.7 (1.8) 4.2 (2.2) 4.4 (1.9) 4.3 (2.0) Sex (% Female) (31) (56) (36) (40) (43) HbA1c % (SD) 8.3 (1.1) 8.3 (1.0) 8.0 (0.8) 8.2 (1.0) 8.3 (1.0) Fasting C-peptide (ng/mL) 3.4 (1.2) 3.8 (1.5) 3.7 (1.8) 3.6 (1.5) 3.5 (1.4) 2 BMI (kg/m ) 30.9 (4.7) 32.7 (4.5) 32.4 (4.9) 31.9 (4.7) 32.6 (4.2) 2 BMI <30 kg/m (%) (49) (22) (30) (35) (27) 2 BMI ≥30 kg/m (%) (51) (75) (70) (64) (73) Number of T2D Medications, n (%) 1 39 (87) 23 (64) 23 (70) 85 (75) 41 (84) 2 4 (9) 11 (31) 7 (21) 22 (19) 6 (12) 3 2 (4) 2 (6) 3 (9) 7 (6) 2 (4) *Per the COVALENT-111 Protocol the population analyzed includes only subjects who received ≥80% of their planned dosing. A clinical hold interrupted the dosing. Patients were also excluded if they 16 had significant protocol deviation.

ICOVAMENIB | COVALENT-111 Change in HbA1c from baseline through week 52 – all subtypes Across treatment durations (Arm A = 8 weeks 100 mg, Arm B = 12 weeks 100 mg, Arm C = 8 weeks 100 mg 4 weeks at 200 mg) per protocol participants taking one or more antihyperglycemic medications at baseline 0.2 TREATMENT OFF-TREATMENT 0.1 Pooled Placebo (N=49) 0.0 Arm A (N=45) Arm B (N=36) -0.1 Arm C (N=33) -0.2 -0.3 -0.4 -0.5% threshold for clinical significance -0.5 CMS Clinical Endpoints Review (2024) -0.6 0 8 12 26 36 42 52 Weeks 17 All presented data utilized a while-on-treatment estimand with mixed model repeated measures (MMRM) analysis and was censored for use of rescue medication, defined as any modification in anti-diabetic therapy. Mean Change HbA1c (%)

ICOVAMENIB | COVALENT-111 Higher HbA1c reduction was associated with higher icovamenib exposure Week 52, All Dosing Arms (N=114), HbA1c Reduction vs. Icovamenib Exposure (Mean AUC) • Dosing timing relative to food will 184 ≥0.5% impact icovamenib’s pharmacokinetics (PK) 207 ≥1.0% • In a ‘Food Effect Study’ icovamenib achieved optimal PK exposure when administered within 30 minutes after a 218 ≥1.5% meal • These findings now inform the dosing strategy for the ongoing Phase II studies 273 ≥2.0 0 50 100 150 200 250 300 PK (Mean AUC) 18 Reduction HbA1c % at Week 52

ICOVAMENIB 12 weeks of dosing (arms B&C) delivered lasting benefit through 52 weeks for severe insulin-deficient diabetes patients 1.0 INITIAL TARGET TREATMENT OFF-TREATMENT POPULATION FOR ICOVAMENIB 0.5 0.3 Pooled Placebo (N=12) 0.1 icovamenib (N=10) 0.0 -0.3 -0.5 -0.5% threshold for clinical significance -0.5 CMS Clinical Endpoints Review (2024) -0.8 -1.0 -1.2 P=0.01 -1.5 -2.0 0 8 12 26 36 42 52 Week 19 Arm A was excluded from this analysis because it included only 8 weeks of dosing which the company is not planning to pursue. Mean Change HbA1c (%)

ICOVAMENIB Icovamenib increased insulin secretion as measured by C-peptide index in severe insulin-deficient patients (arms B&C) 1.6 TREATMENT OFF-TREATMENT Icovamenib (N=10) 1.5 Placebo (N=12) 1.4 1.3 24% 1.2 1.1 2% 1.0 0.9 0.8 0.7 0 12 52 Weeks 20 Data censored at onset of rescue medication, defined as any modification in antihyperglycemic therapy Fold Change in C-peptide Index

ICOVAMENIB Patients on a GLP-1 based therapy at enrollment showed durable & clinically meaningful response in reduction of blood sugar (HbA1c) 1.5 TREATMENT OFF-TREATMENT 1.1 1.0 0.6 0.5 Pooled Placebo (N=4) 0.1 icovamenib (N=12) 0.0 -0.3 -0.5% threshold for clinical significance -0.5 CMS Clinical Endpoints Review (2024) -0.7 -1.2 P=0.05 -1.0 -1.5 -2.0 0 8 12 52 Weeks 21 Mean Change HbA1c (%)

ICOVAMENIB Icovamenib increased insulin secretion as measured by C-peptide index in GLP-1 RA treated patients – 9 months post last dose 1.6 TREATMENT OFF-TREATMENT 35% 1.4 Icovamenib (N=11) Placebo (N=4) 1.2 -4% 1.0 0.8 0.6 0.4 0 12 52 Weeks 22 Data censored at onset of rescue medication, defined as any modification in antihyperglycemic therapy Mean Change HbA1c (%)

ICOVAMENIB | COVALENT-111

biomea FUSION

Favorable 52-week safety profile

Parameter	Arm A icovamenib (N=67)	Arm B icovamenib (N=67)	Arm C icovamenib (N=67)	Combined Arms icovamenib (N=201)	Combined Arms placebo (N=66)
Patients with ≥1 TEAE, N (%)	19 (28)	22 (33)	14 (21)	55 (27)	18 (27)
Treatment-Related SAEs, N (%)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)
SAEs*, N (%)	1 (1)	0 (0)	1 (1)	2 (1)	1 (1)
Treatment Discontinuation due to TEAE, N (%)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)
Study Discontinuation due to TEAE, N (%)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)
ALT increase, N (%)	3 (4)	0	2 (3)	5 (3)	0
AST increase, N (%)	3 (4)	0	1 (1)	4 (2)	0
Resolution of ALT/AST w/o treatment interruption (%)	100	100	100	100	N/A
Deaths, N (%)	0 (0)	0 (0)	0 (0)	0 (0)	0 (0)

Data are n (%) TEAE = Treatment Emergent Adverse event. SAE = Serious Adverse Event. Data are n (%) of TEAE with ≥5% frequency in any arm. ALT (alanine aminotransferase) or AST (aspartate aminotransferase) increase irrespective of incidence %.
*Arm A had an SAE of atrial fibrillation, unrelated to study treatment and occurred during the treatment period.
*Arm C had an SAE of COVID-19. Unrelated to study treatment and occurred during the treatment period.
*Placebo Arm had an SAE of nephrolithiasis. Unrelated to study treatment and occurred during the treatment period.
ALT increase: In the icovamenib arms, 4 of the 5 events were Grade 1 and 1 event was Grade 2.
AST increase: In the icovamenib arms, all 4 events were Grade 1.
All incidences of ALT and AST elevations resolved without interruption.

23

ICOVAMENIB

Key findings through week 52 after a short treatment course

Menin Inhibition Potentially Leads to Increased Clinical Benefit

Higher exposure aligned with deeper HbA1c reductions. Data also supports potential for exposure improvements

Durable Clinical Activity in Insulin Deficient T2D

1.2% mean HbA1c reduction ($p=0.01$) maintained through Week 52 after 12 weeks of dosing

Durable Clinical Activity in T2D Not Controlled on GLP-1-based Therapies

1.3% mean HbA1c reduction ($p=0.05$) maintained through Week 52 after 12 weeks of dosing

Favorable Safety Profile

Generally well tolerated, no treatment-related serious adverse events

NEXT STEPS:

- COVALENT-211 PHASE IIB IN SEVERE INSULIN DEFICIENT T2D, FIRST PATIENT ENROLLMENT IN 1Q 2026.
- COVALENT-212 PHASE II T2D PATIENTS NOT CONTROLLED ON GLP-1 BASED THERAPIES. FIRST PATIENT ENROLLED IN 1Q 2026.

24

ICOVAMENIB Potential first-in-class oral menin inhibitor Ongoing Phase II Studies

Optimal dose, dose-duration, target population identified for phase IIb program

ICOVAMENIB

Phase IIa key derisking-insights

- Optimal dose selected
- Food Effect Study confirmed optimal PK exposure of icovamenib within 30 minutes after a meal
- 12-week treatment observed to drive durable and lasting effects, no chronic treatment required
- Strong clinical activity in insulin-deficient and GLP-1 inadequate responder populations
- Treatment-emergent AEs comparable to placebo

Direct application in Phase II/IIb's

COVALENT-211

Phase IIb trial in type 2 insulin deficient diabetes patients failing standard of care

- Adult participants with Type 2 Diabetes who were treated with 1-3 antidiabetic medications
- HbA1c 7.5%-10.5%
- BMI ≤ 32 kg/m2
- Background therapy maintained unless rescue required

COVALENT-212

Phase II trial in Type 2 Diabetes Patients failing standard of care while on a GLP-1 RA

- Adult participants with T2D who are not achieving glycemic targets despite GLP-1-based therapy
- HbA1c ≥7.5% and ≤9.5%
- BMI 25 to 40 kg/m2
- Background therapy maintained unless rescue required

26

ICOVAMENIB | COVALENT-211

A Phase II trial of icovamenib in T2D insulin deficient participants who are not achieving glycemic targets

Objectives	Endpoints	Inclusion Criteria
To demonstrate that icovamenib 100 mg once daily for 12 weeks is superior to placebo for glycemic control at Week 26 and Week 52	• Mean change in HbA1c from baseline at Week 26 and 52 • Mean change in fasting plasma glucose (FPG) from baseline at Week 26 • Safety	• Adult participants with Type 2 Diabetes who were treated with 1-3 antidiabetic medications • HbA1c 7.5%-10.5% • BMI ≤ 32 kg/m2 • Background therapy maintained unless rescue required



Week 26:
Primary endpoint
Week 52:
Secondary endpoint
SCREENING: 28 DAYS
TREATMENT: 12 WEEKS
FOLLOW-UP: 26 WEEKS
FOLLOW-UP: 52 WEEKS
ARM A
(n=40)
Icovamenib 100 mg QD
ARM B
(n=20)
Placebo 100 mg QD
Stable Background Therapy

27

ICOVAMENIB | COVALENT-212

Phase II trial of icovamenib in participants with T2D who are not achieving glycemic targets while using GLP-1-based therapy

Objectives	Endpoints	Inclusion Criteria
To demonstrate that icovamenib 100 mg once daily for 12 weeks is superior to placebo for glycemic control at Week 26 and Week 52	• Mean change in HbA1c from baseline at Week 26 and 52 • Mean change in fasting plasma glucose (FPG) from baseline at Week 26 • Safety	• Adult participants with T2D who are not achieving glycemic targets despite GLP-1-based therapy • HbA1c ≥7.5% and ≤9.5% • BMI 25 to 40 kg/m2 • Background therapy maintained unless rescue required


Week 26:
Primary endpoint
Week 52:
Secondary endpoint
SCREENING: 28 DAYS
TREATMENT: 12 WEEKS
FOLLOW-UP: 26 WEEKS
FOLLOW-UP: 52 WEEKS
ARM A
(n=40)
Icovamenib 100 mg QD
ARM B
(n=20)
Placebo 100 mg QD
Background Therapy: Stable GLP-1-based-therapy

28

BMF-650 An investigational next-generation oral GLP-1 receptor agonist for obesity Preclinical results and clinical overview

BMF-650

Developed to deliver strong efficacy with improved oral tolerability

An Investigational Next-Generation Oral GLP-1 Receptor Agonist

Proposed differentiated properties of BMF-650

Improved PK Profile

Greater oral exposure with lower variability observed in preclinical studies

Generally Favorable Safety Profile

Better tolerability associated with higher plasma protein binding in preclinical models

Patient Friendly Design

Oral delivery with the potential for simplified dose escalation

Greater therapeutic window matters

- Only 3 of 10 patients remain on GLP-1 therapy at one year due to tolerability, GI effects and complexity of use.[1]
- An oral agent with improved tolerability could potentially expand the long-term use.

Intellectual Property

- U.S. patent allowance received December 2025 covering BMF-650 composition.
- U.S. and PCT applications published and proceeding through examination.

1. Khan, et al. JAMA 2024 doi:10.1001/jama.2024.22284.

30

BMF-650 | PRECLINICAL BMF-650 | PRECLINICAL BMF-650 demonstrated robust, dose dependent weight loss in obese monkeys Weight loss in cross-study comparison with CT-996 (Roche/Carmot), while not head-to-head appeared favorable BMF-650 up to ~15% body weight reduction after 28-days CT-996 body weight change Literature data; Carmot Therapeutics (now part of the Roche group), ADA 2024. Disclaimer: No head-to-head studies of BMF-650 and CT-996 have been conducted. Comparing results from different preclinical studies may be unreliable due to differences in study designs, study endpoints, and other parameters. 31

BMF-650 | GLP-131 A Randomized, Double-blind, Placebo-controlled, FIH Study of an Oral Non-peptide GLP-1 Receptor Agonist Part 1 is a single ascending dose (SAD) study and Part 2 is a multiple ascending dose (MAD) study. Single Ascending Dose (SAD) Multiple Ascending Dose (MAD) Safety and tolerability, PK, and food effect Safety and tolerability, and efficacy (weight-loss) Objectives Healthy overweight or obese patients Healthy overweight or obese patients Eligibility (BMI 25.0–40.0 kg/m²) (BMI 30.0–45.0 kg/m²) N=40 N=40 Design x 5 cohorts x 4 cohorts 7 DAYS → 7 DAYS → 7 DAYS → 21 DAYS 200 mg (fasted) COHORT 4 100 mg (fasted) 100 mg (fed) 75 mg → 200 mg → 400 mg → 400 mg 3 50 mg (fasted) 75 mg → 150 mg → 300 mg → 300 mg Body weight at 2 25 mg (fasted) 25 mg (fed) 50 mg → 100 mg → 200 mg → 200 mg Baseline versus Day 28 and Day 42 1 10 mg (fasted) BMF-650 active drug 10 mg → 25 mg → 50 mg → 100 mg on treatment placebo 32

Biomea pipeline

Biomea Fusion retains full worldwide rights across all programs and is currently funded through major catalysts into 1Q 2027

PROGRAM	INDICATION	PHASE I	PHASE II	PHASE III	UPCOMING MILESTONES
ICOVAMENIB Potential first-in-class oral menin inhibitor	**Type 1 diabetes** Patients - All comers *(>2M US Patients)* [1]	**COVALENT-112** (study completed)			52-week follow-up data of those patients who completed dosing expected **2Q 2026**
	Type 2 diabetes Patients with insulin deficiency *(~7M US Patients)* [2]	**COVALENT-211** (study initiated)			Phase II 26-week data (primary endpoint) anticipated **4Q 2026**
	Type 2 diabetes Patients not controlled on GLP-1 based therapies *(>3M US Patients)* [3,4]	**COVALENT-212** (study initiated)			Phase II 26-week data (primary endpoint) anticipated **4Q 2026**
BMF-650 Potential best-in-class oral GLP-1 RA	**Obesity** *(>100M US Patients)* [5]	**GLP-131** (study enrolling)			Phase I 28-day weight reduction data expected **2Q 2026**

1.National Diabetes Statistics Report, Accessed January 28, 2026
2. International Diabetes Federation. IDF Diabetes Atlas www.diabetesatlas.org (Based on company calculations)
3.NCHS Data Brief dated August 2025. Accessed January 28, 2026 (Based on company calculations)
4.Chitnis AS. Clinical effectiveness of liraglutide across body mass index in patients with type 2 diabetes in the United States: a retrospective cohort study. Adv Ther. 2014 Sep;31(9):986-99 (Based on company calculations)
5.National Center for Health Statistics August 2023. Accessed January 28, 2026

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THANK YOU (NASDAQ: BMEA) For questions or inquiries, please reach out to Meichiel Weiss at ir@biomeafusion.com www.biomeafusion.com

Slowing the clock on diabetes Turning a healthcare crisis into a huge opportunity The problem: Diabetes is a global healthcare crisis, with over 800 million people affected worldwide. The disease is expanding at an estimated ~4% annually. In the United States, one in every four healthcare dollars is spent on people living with diabetes, totaling ov er $400 billion per year. More than 100 million Americans have prediabetes; approximately 40% will progress to diabetes, and ~60% are diagnosed only after reaching late-stage disease. The economic impact: Late-stage diabetes drives over 50% of healthcare related costs due to complications such as kidney failure, cardiovascular disease, amputations and visual loss. With late-stage diabetes the healthcare system is burden by additional $15,000 - $20,000 per patient. Assuming 10m US diabetes patients are in late stage, delaying the progression could save the system $150-200billion. Our breakthrough: We are developing a novel mechanism of action developed to restore beta-cell function and slow the progression of hyperglycemia. By rebuilding a functional beta-cell pool, the body may regain the ability to regulate its own insulin production. The true burden of diabetes is not early disease, but late-stage progression with irreversible organ damage. Slowing that clock by even a few years could generate societal returns exceeding the annual economic output of the entire pharmaceutical sector. Icovamenib would delay the need for unwieldy and often unreliable insulin therapy for years! Our vision: Keeping diabetes patients durably controlled, preventing progression to late-stage disease and avoiding the devastating complications that drive cost, morbidity, and mortality. 36

Key opinion leaders highlight icovamenib's potential to redefine diabetes care

"Icovamenib's recent data has shown an impressive restoration of beta cell function as demonstrated by significant elevations in C-peptide even after the treatment period ended.

This data validates the mechanism of action of this menin inhibitor as a disease modifying agent and helps address the poor adherence and persistence commonly seen in type 2 diabetes."



Steve Edelman, M.D.

ENDOCRINOLOGIST, PROFESSOR OF MEDICINE UCSD / VA SAN DIEGO

"The icovamenib data looks exciting. The data presented today help to confirm icovamenib's mechanism of action. We have not previously seen data like this with any antihyperglycemic agent.

As more trials are conducted, I believe that inhibition of menin may lead to benefits across all subtypes of diabetes. I applaud Biomea for developing a potential new treatment option that may be disease modifying for patients with diabetes."



Ralph DeFronzo, M.D.

ENDOCRINOLOGIST, PROFESSOR OF MEDICINE UTHSCSA

"Great foray into precision medicine. We need to be addressing patients in a much more individualized manner. By addressing insulin-deficient diabetes patients with icovamenib, we have seen post treatment that the beta cell pool is being restored and producing a higher level of insulin, as measured by C-peptide.

This indicates a fundamental and potentially lasting impact on the disease and validates the mechanism of action of menin inhibition."



Melanie Davies, M.D.

DIABETOLOGIST, PROFESSOR OF DIABETES MEDICINE AT THE UNIVERSITY OF LEICESTER

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Key opinion leaders highlight icovamenib's potential to redefine diabetes care

"We do not have an agent today that addresses one of the root cause of diabetes - beta cell dysfunction - icovamenib would be the first.

Patients are achieving lasting benefits without continuous chronic dosing, suggesting that icovamenib may be disease modifying. I am very impressed."



Alice Cheng, M.D.

ENDOCRINOLOGIST, ASSOCIATE PROFESSOR OF MEDICINE UNIVERSITY OF TORONTO

"The icovamenib data are quite interesting because of the continued effects despite having stopped it.

Usually, one would expect to see the HbA1c levels climb towards baseline when the medication is stopped, but with icovamenib, the HbA1c levels decreased, which is quite intriguing and unprecedented."



Julio Rosenstock, M.D.

DIRECTOR VELOCITY CLINICAL RESEARCH AT MEDICAL CITY DALLAS AND CLINICAL PROFESSOR OF MEDICINE, UNIV. OF TEXAS SOUTHWESTERN MEDICAL CENTER

"Icovamenib is a very interesting molecule that acts quite differently than anything I have seen before. We are observing glucose controlled and beta cell-specific proliferation and an increase in stimulated C-peptide secretion leading to patient benefits that continued after the icovamenib dosage ended.

I am very excited to further explore the many opportunities that the covalent inhibition of menin will provide to patients."



Rohit Kulkarni, M.D., Ph.D.

PROFESSOR OF MEDICINE AT HARVARD MEDICAL SCHOOL

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